(on American Equity letterhead)



February 27, 2004


Dear American Equity Customer:

As a valued American Equity Variable Annuity contractowner, we are pleased to provide you with the annual reports for the investment options offered under your American Equity contract. These reports provide an update on each portfolio's performance as of December 31, 2003. Portfolio performance does not take into account the fees charged by the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of December 31, 2003 and January 31, 2004.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your representative.

We appreciate and value your business and look forward to serving you again in the future.

American Equity Investment Life Insurance Company